                                                                 EXHIBIT (10.14)
================================================================================



                              GUARANTY AGREEMENT


                                     from


                              THE ROWE COMPANIES,
                            THE MITCHELL GOLD CO.,
                            ROWE PROPERTIES, INC.,
                               STOREHOUSE, INC.,
                             HOME ELEMENTS, INC.,
                            ROWE DIVERSIFIED, INC.
                                      and
                           WEXFORD COLLECTION, INC.

                          Dated as of August 27, 1999



================================================================================

                               TABLE OF CONTENTS

                                                                          Page
SECTION 1.     Guaranty.................................................   2

SECTION 2.     Bankruptcy...............................................   3

SECTION 3.     No Right of Set-Off......................................   3

SECTION 4.     Continuing Guaranty......................................   3

SECTION 5.     Reinstatement............................................   3

SECTION 6.     Certain Actions..........................................   3

SECTION 7.     Application..............................................   4

SECTION 8.     Waiver...................................................   4

SECTION 9.     Assignment...............................................   4

SECTION 10.    Miscellaneous............................................   5

                              GUARANTY AGREEMENT
                              ------------------


     THIS GUARANTY AGREEMENT, dated as of August 27, 1999 (as amended or otherwise modified from time to time, this "Guaranty"), is made by The Rowe
                                            --------
Companies, a Nevada corporation ("Rowe Companies"), the Mitchell Gold Co., a
                                  --------------
North Carolina corporation, Rowe Properties, Inc., a California corporation, Storehouse, Inc., a Georgia corporation, Home Elements, Inc., a Virginia corporation, Rowe Diversified, Inc., a Delaware corporation, and Wexford Collection, Inc., a California corporation (the "Guarantors").
                                                 ----------

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Rowe Furniture, Inc. and certain other subsidiaries of The Rowe Companies that may thereafter become party thereto, as Lessees, The Rowe Companies, The Mitchell Gold Co., Rowe Properties, Inc., Storehouse, Inc., Home Elements, Inc., Rowe Diversified, Inc. and Wexford Collection, Inc. and certain other subsidiaries of The Rowe Companies that may thereafter become party thereto, as Guarantors, Atlantic Financial Group, Ltd., as Lessor, Crestar Bank and certain financial institutions parties thereto, as Lenders, and Crestar Bank, as Agent, have entered into that certain Master Agreement, dated as of August 27, 1999 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless
                                          ----------------
otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

     WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on the Initial Closing Date that the Guarantors execute and deliver this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantors that the transactions contemplated by the Master Agreement be consummated on the Initial Closing Date; and

     WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of the Guarantors; and

     WHEREAS, this Guaranty is offered by the Guarantors as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantors;

     NOW, THEREFORE, in consideration of the foregoing and the cash sum of $1.00 paid by each Funding Party and Rowe Furniture to each Guarantor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantors, the Guarantors hereby agree as follows:

     SECTION 1.  Guaranty.  The Guarantors hereby, jointly and severally,
                 --------
unconditionally guarantee to the Agent and the Funding Parties the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving any Guarantor, or any other Person and, if interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and earnings as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The term "Liabilities", as used herein, shall mean all of the following, in each case
------------
howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessees to the Agent and the Funding Parties under the Lease (including, without limitation, Basic Rent, Supplemental Rent and the Recourse Deficiency Amount), the Master Agreement, the Construction Agency Agreement or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Construction Agency Agreement, the Assignments of Lease and Rents, the Mortgages, the Notes or any other Operative Document; provided, however, that the Guarantors will not be
                          --------  -------
obligated to pay to the Agent and Funding Parties under this Guaranty any amounts greater than the Lessees would have had to pay to the Agent and the Funding Parties under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of a Lessee), plus all actual and reasonable costs of enforcing this Guaranty.

     By way of extension but not in limitation of any of its other obligations hereunder, the Guarantors stipulate and agree that in any event any foreclosure proceedings are commenced with respect to any Leased Property and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities and payable to any of the Funding Parties, shall be treated as part of the Liabilities, and the Guarantors, jointly and severally, unconditionally guarantee the full and prompt payment of such judgment.

      SECTION 2.  Bankruptcy.  Each Guarantor agrees that, in the event any
                  ----------
bankruptcy, reorganization or insolvency proceeding shall be instituted by or against such Guarantor and, if instituted against such Guarantor, shall not be dismissed or stayed for a period of sixty days, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by it if all Liabilities were then due and payable.

      SECTION 3.  No Right of Set-Off. Notwithstanding anything contained herein
                  -------------------
to the contrary, each Funding Party hereby waives any setoff rights it may have at law or equity against any of the balances, credits, deposits, accounts or moneys of any Guarantor held by such Funding Party.

      SECTION 4.  Continuing Guaranty.  THIS GUARANTY SHALL IN ALL RESPECTS BE A
                  -------------------
CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY OF PROMPT AND COMPLETE PAYMENT AND PERFORMANCE (AND NOT MERELY OF COLLECTION), AND SHALL REMAIN IN FULL FORCE AND EFFECT (NOTWITH-STANDING, WITHOUT LIMITATION, THE DISSOLUTION OF ANY GUARANTOR) UNTIL THE TERMINATION OF THE COMMITMENTS AND THE FULL AND FINAL PAYMENT OF ALL OF THE LIABILITIES.

      SECTION 5.  Reinstatement.  Each Guarantor further agrees that, if at any
                  -------------
time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

      SECTION 6.  Certain Actions.  The Funding Parties may, from time to time
                  ---------------
at their discretion and without notice to any Guarantor, take any or all of the following actions: (a) retain or obtain (i) a security interest in any Lessee's interests in the Lease and (ii) a lien or a security interest hereafter granted by any Person upon or in any property (other than

Lessee's Property and property listed as Permitted Encumbrances), located on the Land or in the Building, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantors hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor and the Lessees) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and (e) resort to the Guarantors for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any Lessee or any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause (e) being hereby expressly waived by
                                   ----------
each Guarantor).

      SECTION 7.  Application.  Any amounts received by any Funding Party from
                  -----------
whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

      SECTION 8.  Waiver.  Each Guarantor hereby expressly waives: (a) notice of
                  ------
the acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

      SECTION 9.  Assignment.  Subject to Article 6 of the Master Agreement,
                  ----------
each Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantors, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

      SECTION 10.  Miscellaneous.  No delay in the exercise of any right or
                   -------------
remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or the Guarantors' obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of any Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment or full performance) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantors hereunder. Each Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

     This Guaranty shall be binding upon each Guarantor and upon each Guarantor's successors and permitted assigns; and all references herein to the Guarantors or any Guarantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person; provided that no
                                                         --------
Guarantor shall assign its obligations hereunder without the prior written consent of the Agent on behalf of the Funding Parties.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     Each Guarantor: (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Virginia, the courts of the United States of America for the Western District of Virginia, and appellate courts from any thereof; (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by delivering a copy thereof to it at its address set forth in the Master Agreement or at such other address of which the other parties to the Master Agreement shall have been notified pursuant to Section 8.2 of the Master Agreement; and
(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Funding Parties to sue in any other jurisdiction.

     All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in
Section 8.2 of the Master Agreement.

     THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF VIRGINIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.


                                       THE ROWE COMPANIES, as Guarantor

                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: GARRY W. ANGLE
                                                     ---------------------------
                                       Title: ASSISTANT TREASURER
                                              ----------------------------------


                                       THE MITCHELL GOLD CO.,
                                       as Guarantor

                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: GARRY W. ANGLE
                                                     ---------------------------
                                       Title: TREASURER
                                              ----------------------------------


                                       ROWE PROPERTIES, INC.,
                                       as Guarantor

                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: GARRY W. ANGLE
                                                     ---------------------------
                                       Title: TREASURER
                                              ----------------------------------


                                       STOREHOUSE, INC.,
                                       as Guarantor

                                       By:  /s/ Garry W. Angle
                                            ------------------------------------
                                       Name Printed: GARRY W. ANGLE
                                                     ---------------------------
                                       Title: TREASURER
                                              ----------------------------------


                                       HOME ELEMENTS, INC., as Guarantor

                                       By: /s/ Garry W. Angle
                                           -------------------------------------
                                       Name Printed: GARRY W. ANGLE
                                                     ---------------------------
                                       Title: TREASURER


                                       ROWE DIVERSIFIED, INC.,
                                       as Guarantor

                                       By:  /s/ Garry W. Angle
                                            ------------------------------------
                                       Name Printed: GARRY W. ANGLE
                                                     ---------------------------
                                       Title: TREASURER

                                       WEXFORD COLLECTION, INC.,
                                       as Guarantor

                                       By:  /s/ Garry W. Angle
                                            ------------------------------------
                                       Name Printed: GARRY W. ANGLE
                                                     ---------------------------
                                       Title: TREASURER
                                              ----------------------------------

                                      S-2